UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934 Date of Report (Date of earliest event reported): May 22, 2001.


                           Thaon Communications, Inc.
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             (Exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

               0-30583                                87-0622329
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       (Commission File Number)           (IRS Employer Identification No.)

        1543 West Olympic Boulevard, Sixth Floor, Los Angeles, Ca. 90015
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         (Address of principal executive offices)         (Zip Code)

                                 (213) 252-7050
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              (Registrant's telephone number, including area code)

                                       N/A
                        ---------------------------------
                     (Registrant's Former name and address)

The Registrant has previously filed its Current Report on Form 8-K, dated May 31, 2001 pertaining to the acquisition of 100% of the issued and outstanding shares of Prime Time Distribution Inc. in exchange of 500,000 restricted shares of common stock, without certain financial information required by Item 7 of such Form 8-K. The Registrant hereby amends the Current Report on Form 8-K to file such financial information. Item 7, subparagraph (a) of the Report dated May 31, 2001, is hereby amended to read as follows:

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ITEM 7.  FINANCIAL  STATEMENTS  OF PRIME TIME  DISTRIBUTION  INC. AND, PRO FORMA
         FINANCIAL INFORMATION OF COMBINED ENTITY.

(a)                          Report of Kabani & Company, Inc.
                             Independent Public Accountants.

(b) (audited)                Balance Sheet as of March 31, 2001

                             Statement of Operations for the year ended March 31, 2001

                             Statement of Shareholders' deficit for the Years ended March 31, 2001.

                             Statement of Cash Flows for the year ended March 31, 2001.

                             Notes to Financial Statements for 2001.


(c) Pro-forma                Unaudited  Pro-forma  statements  derived  from the
                             audited consolidated  financial statements of Thaon
                             Communication, Inc. for the year ended December 31, 2000.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 31, 2001               THAON COMMUNICATIONS, INC.


                                   By: /s/ Robert S. McNeill
                                   -------------------------
                                           Robert S. McNeill

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